UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2017

Heron Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4242 Campus Point Court, Suite 200, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 251-4400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2017, Heron Therapeutics, Inc. (the "Company") announced that, effective the same day, Robert E. Hoffman joined the Company as Chief Financial Officer and Senior Vice President, Finance (and in such capacity, as the Company’s principal financial officer and principal accounting officer, as defined under applicable securities laws).

Mr. Hoffman, age 51, served as Executive Vice President and Chief Financial Officer of Innovus Pharmaceuticals, Inc. (OTC:INNV), a biopharmaceutical company, since September 2016. Prior to joining Innovus Pharmaceuticals, Inc., Mr. Hoffman was Chief Financial Officer of AnaptysBio, Inc. (NASDAQ:ANAB), a biopharmaceutical company, from July 2015 until September 2016. He was part of the founding management team of Arena Pharmaceuticals, Inc. (NASDAQ:ARNA) in 1997, a biopharmaceutical company, ultimately serving as Senior Vice President, Finance and Chief Financial Officer until March 2011, and then again from August 2011 until July 2015. From March 2011 to August 2011, he served as Chief Financial Officer for Polaris Group, a biopharmaceutical company. Mr. Hoffman is a member of the board of directors of CombiMatrix Corporation (NASDAQ:CBMX), a molecular diagnostics company, Kura Oncology, Inc. (NASDAQ:KURA), a biopharmaceutical company, and MabVax Therapeutics Holdings, Inc. (NASDAQ:MBVX), a biopharmaceutical company. He also is a member of the Financial Accounting Standards Board’s Small Business Advisory Committee and is a member of the steering committee of the Association of Bioscience Financial Officers. Mr. Hoffman received his B.B.A. from St. Bonaventure University, and is licensed as a C.P.A. (inactive) in the State of California.

In connection with his appointment as Chief Financial Officer and Senior Vice President, Finance, the Company entered into an Executive Employment Agreement with Mr. Hoffman on April 24, 2017 (the "Employment Agreement"). Pursuant to the terms of the Employment Agreement, Mr. Hoffman will receive an annual base salary of $350,000 and an annual target bonus equal to 40% of his base salary. In addition, Mr. Hoffman was granted an option to purchase a total of up to 130,000 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on April 24, 2017, the date of grant (the "Stock Option"). The Stock Option will vest and become exercisable with respect to: (i) 32,500 shares on the first anniversary of the date of the grant; and (ii) the remaining 97,500 shares, monthly thereafter over the following three years. The Stock Option has a ten-year term.

Additionally, the Employment Agreement provides that if Mr. Hoffman’s employment is terminated by the Company without "Cause," (as defined), or by Mr. Hoffman for "Good Reason" (as defined), then he shall be entitled to receive: (i) a lump-sum payment equal to the sum of his annual base salary then in effect and his target performance bonus then in effect, less required deductions and withholdings; and (ii) accelerated time-based vesting of shares subject to all stock awards issued by the Company, for the number of shares which would have vested accordingly had he continued employment with the Company for a period of twelve months after termination. The Company also agreed to reimburse for, or continue to pay for, health care benefits during the twelve months after the date of termination, or such date when he is no longer eligible for such benefits under applicable law. In the event Mr. Hoffman’s employment is terminated by the Company without Cause, or if he resigns for Good Reason within three months before, or within eighteen months following, a Change in Control (as defined) of the Company, then, in lieu of the above benefits, Mr. Hoffman shall be entitled to receive: (i) a lump-sum payment equal to his annual base salary then in effect, less required deductions and withholdings; (ii) the greater of his target performance bonus then in effect, less required deductions and withholdings, or his performance bonus paid in the year preceding the year in which termination occurs, less required deductions and withholdings; and (iii) accelerated vesting of 100% of any outstanding and unvested stock awards held by Mr. Hoffman at such time (including both time-based and performance-based stock awards). The Company also agreed to reimburse for, or continue to pay for, health care benefits during the twelve months after the date of termination following a Change in Control, or such date when he is no longer eligible for such benefits under applicable law.

Mr. Hoffman has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Concurrent with Mr. Hoffman’s appointment, the Company’s Chief Executive Officer, Barry D. Quart, Pharm.D., will no longer continue in the roles of principal financial officer and principal accounting officer for the Company, which, as previously disclosed, he assumed effective April 1, 2017, on an interim basis, following the departure of the Company’s former Vice President, Finance and Chief Financial Officer, Brian G. Drazba.

Item 8.01 Other Events.

On April 24, 2017, the Company issued a press release announcing Mr. Hoffman’s appointment as Chief Financial Officer and Senior Vice President, Finance. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No./Description

99.1 Press Release dated April 24, 2017

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

April 24, 2017	By:	/s/ David L. Szekeres

Name: David L. Szekeres
Title: Senior Vice President, General Counsel, Business Development and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 24, 2017